Loss Per Share - Schedule of Basic and Diluted Loss per Share (Detail) - Common shares [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings Per Share [Line Items]
Net loss attributable to shareholders	$ (108,790)	$ (76,716)	$ (66,926)
Weighted average number of shares outstanding	43,674,746	40,172,498	29,799,047
Basic and diluted loss per share	$ (2.49)	$ (1.91)	$ (2.25)